Exhibit 3.2
AMENDED AND RESTATED BYLAWS
OF
CAL-MAINE FOODS, INC.
(As amended and restated through July 23, 2024)
ARTICLE I
OFFICES
Section 1. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.
Section 2.
The corporation may also have offices at such other places both, within and without the State of
Delaware, as the board of directors may from time to time determine or the business of the corporation may require.
ARTICLE II
MEETING OF STOCKHOLDERS
Section 1.

All meetings of the stockholders shall be held

at such place, if any, either within or without the State
of Delaware, or by means of remote communication, as shall be designated from time to time by the board of directors and
stated in the notice of the meeting.
Section 2.

Annual meetings of stockholders shall be held

at such date and time as

shall be designated from time
to time by

the board of

directors and stated

in the notice

of the meeting,

at which they

shall elect by

a plurality vote

a board of
directors, and transact such other business as may properly be brought before the meeting.
Section 3.

Written notice of the annual meeting, stating the place (if any), date and hour of the meeting, and means of remote communication, if any, shall be given to each stockholder entitled to vote at such meeting not less than ten nor
more than sixty days before the date of the meeting.
Section 4.
The corporation shall prepare and make, at least ten days before every meeting of the stockholders, a
complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each
stockholder and the number of shares registered in the name of each stockholder.

Such list shall be open to the examination of
any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days ending on the
day before the meeting date, at the principal place of business of the corporation.
Section 5.

Special

meetings

of

the

stockholders,

for

any purpose

or

purposes,

unless

otherwise

prescribed

by
statute or by the certificate of incorporation, may be called by the chairman of the board, chief executive officer or president and shall

be

called

by

the

chief

executive

officer

or

president

or

secretary

at

the request

in writing

of

a

majority

of

the

board

of
directors,

or

at

the

request

in

writing

of

stockholders

owning

a

majority

in

voting

interest

of

the

entire

capital

stock

of

the
corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the

proposed meeting.
Section 6
.

Written notice of a special meeting, stating the place (if any), date and hour of the meeting, and
means of remote communication, if any, and the purpose or purposes for which the meeting is called, shall be given not less
than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.
Section 7
.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in
the notice.
Section 8
.

The holders of a majority in voting interest of the capital stock issued and outstanding and entitled to
vote thereat, present in person or represented in proxy, shall constitute a quorum at all meetings of the stockholders for the
transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum
shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person
or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at
the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the

adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a
notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Section 9
.

When a quorum is present at any meeting, the vote of the holders of a majority in voting interest of
the capital stock having voting power present in person or represented by proxy shall decide any question brought before such
meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation a
different vote is required, in which case such express provision shall govern and control the decision of such question.
Section 10
.

Unless otherwise provided in the certificate of incorporation, each stockholder holding Common
Stock shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of the Common
Stock held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a
longer period. Unless otherwise provided in the certificate of incorporation,

each stockholder holding Class A Common Stock
shall at every meeting of the stockholders be entitled to ten votes in person or by proxy for each share of the Class A Common
Stock held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a
longer period. At all elections of directors of the corporation, each stockholder having voting power shall be entitled to exercise
such right of cumulative voting as provided in the certificate of incorporation.
Section 11
.

Unless otherwise provided in the certificate of incorporation, any action required to be taken at an
annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting
of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting
forth the action so taken, shall be signed by the holders of outstanding capital stock having not less than the minimum number
of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were
present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent
shall be given to those stockholders who have not consented in writing.
ARTICLE III
DIRECTORS
Section 1
.

The number of directors which shall constitute the whole board shall not be less than three nor more
than twelve. Within the limits above specified, the number of directors shall be determined by resolution of the board of
directors or by the stockholders

at the annual meeting.

The directors shall be elected at the annual meeting of the stockholders except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors do not need to be stockholders.
Section 2
.

Vacancies and newly created directorships resulting from any increase in the authorized number of
directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director;
and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall
qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner
provided by statute. If, at the time of filling any vacancy or newly created directorship,

the directors then in office shall
constitute less than a majority of the whole board (as constituted immediately prior to such increase), the Court of Chancery
may, upon application of any stockholder or stockholders holding at least ten percent of the total number of votes represented
by the shares at the time outstanding having the right to vote for such directors,

summarily order an election to be held to fill
any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.
Section 3
.

The business of the corporation shall be managed by or under the direction of its board of directors
which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the
certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS
Section 4
.

The board of directors of the corporation may hold meetings, both regular and special, either within
or without the State of Delaware.
Section 5
.

The first meeting of each newly elected board of directors shall be held immediately following and
at the same place as the annual meeting of the stockholders and no notice of such meeting shall be necessary to the newly
elected directors in order legally to constitute the meeting, provided a quorum shall be present. If the annual meeting of the
stockholders is held entirely by means of remote communication, the secretary shall provide three days notice to each director
of the method by which to participate in such board meeting remotely. In the event such meeting is not held at the time and

place aforesaid, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided
for special meetings of the board of directors, or as shall be specified in a written waiver by all of the directors.
Section 6
.

Regular meetings of the board of directors may be held without notice at such time and at such place
as shall from time to time be determined by the board.
Section 7
.

Special meetings of the board may be called by the chairman of the board, chief executive officer,
president or secretary on three days notice to each director, either personally, by mail,

telegram, e-mail, or by facsimile
transmission; special meetings shall be called by the chairman, chief executive officer, president, or secretary in like manner on
written request of two directors.
Section 8
.

At all meetings of the board, a majority of the directors shall constitute a quorum for the transaction
of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the
board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a
quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from
time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 9
.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or
permitted to be taken at any meetings of the board of directors or of any committee thereof may be taken without a meeting, if
all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission, and a
consent may be documented, signed and delivered in any manner permitted by law. After action is taken, the consent or
consents relating thereto shall be

filed with the minutes of the proceedings of the board or committee in accordance with
applicable law.
Section 10
.

The chairman of the board of directors shall preside at all meetings of the board of directors. In the
absence of the chairman, in order the vice chairman, the chief executive officer and then the president shall preside.
Section 11
.

The board of directors may elect a chairman and a vice chairman from among its members, which
positions shall constitute offices of the corporation.
COMMITTEES OF DIRECTORS
Section 12
.

The board of directors may, by resolution passed by a majority of the whole board, designate one or
more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or
more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of
the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any
meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another
member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such
committee, to the extent provided in the resolution of the board of directors,

shall have and may exercise all the powers and
authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal
of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in
reference to amending the certificate of incorporation, adopting any agreement of merger or consolidation, recommending to
the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to
the stockholders a dissolution of the corporation or a revocation of a dissolution,

or amending the bylaws of the corporation;
and, unless the resolution or the certificate of incorporation expressly so provide,

no such committee shall have the power or
authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or
names as may be determined from time to time by resolution adopted by the board of directors.
Section 13
.

Each committee shall keep regular minutes of its meetings and report the same to the board of
directors when required.
COMPENSATION OF DIRECTORS
Section 14
.

Unless otherwise restricted by the certificate of incorporation, the board of directors shall have the
authority to fix the compensation of directors.

The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a committee
thereof or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other
capacity and receiving compensation therefor.

Members of special or standing committees may be allowed compensation for attending committee meetings.

DIRECTORS EMERITUS AND CHAIRMAN EMERITUS
Section 15
.

The board of directors may, from time to time in its discretion, by majority vote,

designate one or
more of its former directors a Director Emeritus or, in the case of a former Chairman of the Board, one Chairman Emeritus.

Each such designation shall be for a one-year term or until such Director

Emeritus’ or Chairman Emeritus’

earlier death,
resignation, retirement or removal (for any reason or no reason by a majority of the board of directors).

Each Director Emeritus
and Chairman Emeritus may be re-appointed for one or more additional one-year terms. Directors Emeritus and the Chairman
Emeritus shall provide such advisory services to the board and its committees as requested from time to time by the board.
Directors Emeritus and the Chairman Emeritus may attend board meetings as and when invited by the board and attend
meetings of any committee of the board as and when invited by the committee, but they shall not be entitled to notice of any
such meetings or to vote or be counted for quorum purposes at any such meetings. If present, Directors Emeritus and the
Chairman Emeritus may participate in the discussions occurring at such meetings. Any person holding the position of Director
Emeritus or Chairman Emeritus shall not be considered a director or officer for any purpose, including the corporation’s
Certificate of Incorporation and bylaws, applicable federal securities laws and the General Corporation Law of the State of
Delaware, as it may be amended (the “DGCL”), and a Director Emeritus or Chairman

Emeritus shall have no power or
authority to manage the affairs of the corporation. Directors Emeritus and the

Chairman Emeritus shall not have any of the
responsibilities or liabilities of a director or officer of the corporation under the DGCL, nor any of a director’s or officer’s
rights, powers or privileges in their capacities as Directors Emeritus or Chairman

Emeritus. Reference in these bylaws to
“directors” or “officers” shall not mean or include Directors Emeritus or the Chairman Emeritus. Directors Emeritus and the
Chairman Emeritus will be entitled to receive fees for such service in such form and amount as approved by the board of
directors, and shall be reimbursed for reasonable travel and other out-of-pocket business expenses incurred in connection with
attendance at meetings of the board and its committees. Directors Emeritus and the Chairman Emeritus shall remain subject to
the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and shall remain subject to all of
the corporation’s policies applicable to directors. A Director Emeritus and the Chairman Emeritus shall be entitled to benefits and protections in accordance Article VII of these bylaws (“Indemnification of Officers, Directors, Employees and Agents;
Insurance”).
ARTICLE IV
NOTICES
Section 1
.

Whenever, under the provisions of the statutes or of the certificate of incorporation or of these
bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice but such
notice may be given in writing, by mail, addressed to such director or stockholder,

at his address as it appears on the records of
the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be
deposited in the United States Mail.

Notice to directors may also be given by telegram, e-mail, or by facsimile transmission.
Without limiting the manner by which notices otherwise may be given effectively to stockholders or directors, any notice may
be given by electronic transmission in accordance with applicable law.
Section 2
.

Whenever any notice is required to be given under the provisions of the statutes or of the certificate
of incorporation or of these bylaws, a waiver of notice thereof, in writing signed by, or by electronic transmission by, the person
or persons entitled to said notice, whether before or after the time stated therein,

shall be deemed equivalent thereto.
ARTICLE V
OFFICERS
Section 1
.

The officers of the corporation shall be chosen by the board of directors and shall be a chairman of
the board of directors, a chief executive officer, a vice chairman of the board of directors, a president, a vice-president, a
secretary and a treasurer. The board of directors may also choose additional vice-presidents and one or more assistant
secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.
Section 2
.

The board of directors at its first meeting after each annual meeting of stockholders shall choose a
chairman of the board of directors, a chief executive officer, a vice chairman of the board of directors, a president, one or more
vice-presidents, a secretary and a treasurer and any other officers provided by these bylaws.
Section 3
.

The board of directors may appoint such officers and agents as it shall deem necessary who shall
hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to
time by the board.

Section 4
.

The salaries of all officers of the corporation shall be fixed by the board of directors or its designee.
Section 5
.

The officers of the corporation shall hold office until their successors are chosen and qualify. Any
officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the
board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.
CHAIRMAN OF THE BOARD OF DIRECTORS
Section 6
.

The Chairman of the Board of Directors shall be an officer of the corporation and shall have such
duties and responsibilities as may be from time to time assigned to him by the board of directors of the corporation. The
Chairman of the Board of Directors, or such other person designated by him or the board, shall act as the presiding officer at
meetings of stockholders.
CHIEF EXECUTIVE OFFICER
Section 7
.

The Chief Executive Officer shall have general, managerial responsibilities for the affairs of the
corporation, subject to orders and directions of the Board of Directors.

He may execute bonds, mortgages and other contracts
requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and
executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some
other officer or agent of the corporation.
CHIEF OPERATING OFFICER
Section 8
.

The Chief Operating Officer shall have general responsibility for the day-to-day operational
activities of the corporation subject to the orders and directions of the

President of the corporation. The Chief Operating Officer
shall have the authority to execute all documents on behalf of the corporation as may be required to discharge the duties of such
officer.

VICE CHAIRMAN OF BOARD OF DIRECTORS
Section 9
.

The Vice chairman of the board of directors shall be an officer of the corporation and shall have such
duties and responsibilities as may be from time to time assigned to him by the board of directors of the corporation or by the
chairman of such board.
THE PRESIDENT
Section 10
.

Subject to the direction of the Board of Directors and of the chief executive officer the president
shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the
Board of Directors are carried into effect. He may execute bonds, mortgages and other contracts requiring a seal under the seal
of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing
and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.
THE VICE-PRESIDENTS
Section 11
.

In the absence of the chief executive officer or the president or in the event of their inability or
refusal to act, the vice-president (or in the event there be more than one vice-president,

the vice-presidents in the order
designated, or in the absence of any designation, then in the order of their election)

shall perform the duties of the chief
executive officer or of the president and when so acting, shall have all the powers of and be subject to all the restrictions upon
the chief executive officer or the president. The vice-presidents shall perform such other duties and have such other powers as
the board of directors may from time to time prescribe.
THE SECRETARY AND

ASSISTANT SECRETARIES
Section 12
.

The secretary shall attend all meetings of the board of directors and all meetings of the stockholders
and record all proceedings of the meetings of the corporation and of the board of directors in a book to be kept for that purpose
and shall perform like duties for the standing committees when required.

He shall give, or cause to be given, notice of all
meetings of the stockholders and special meetings of the board of directors and shall perform such other duties as may be
prescribed by the board of directors or chief executive officer, under whose supervision he shall be. He shall have custody of
the corporate seal of the corporation and he, or an assistant secretary, shall have authority to affix the same to any instrument
requiring it, and when so affixed it may be attested by his signature or by the signature of such assistant secretary. The board of

directors may give general authority to any other office to affix the seal of the corporation and to attest the affixing by his
signature.
Section 13
.

The assistant secretary, or if there be more than one, the assistant secretaries in the order determined
by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall
perform such other duties and have such other powers as the board of directors may from time to time prescribe.
THE TREASURER AND ASSISTANT TREASURERS
Section 14
.

The treasurer shall have the custody of the corporate funds and securities and shall keep full and
accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other
valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of
directors.
Section 15
.

He shall disburse the funds of the corporation as may be ordered by the board of directors, taking
proper vouchers for such disbursements, and shall render to the chief executive officer and the board of directors, at its regular
meetings, or when the board of directors so requires, an account of all his transactions as treasurer and of the financial condition
of the corporation.
Section 16
.

If required by the board of directors, he shall give the corporation a bond at the expense of the
corporation (which shall be renewed every six years) in such sum and with surety or sureties as shall be satisfactory to the
board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his
death, resignation, retirement or removal from office, of all books, papers,

vouchers and money and other property of whatever
kind in his possession or under his control belonging to the corporation.
Section 17
.

The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination,

then in the order of their election), shall, in the
absence of the treasurer of in the event of his inability or refusal to act, perform the duties and exercise the powers of the
treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time
prescribe.
ARTICLE VI
EVIDENCE OF STOCK OWNERSHIP
Section 1
.

The certificates of shares of the capital stock of the corporation shall be in such form as shall be approved by the board of directors. Shares issued in certificate form shall be signed by the chairman of the board of directors or
the chief executive officer, or the president, or a vice president, and by the secretary or an assistant secretary or the treasurer or
an assistant treasurer. Each certificate of stock shall certify the number of shares owned by the stockholder in the corporation.
Section 2
.

The shares of the corporation shall be represented by certificates unless the board of directors shall
by resolution provide that some or all of any class or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the corporation. Notwithstanding the adoption
of any resolution providing for uncertificated shares, every holder of stock represented by certificates and upon request every
holder of uncertificated shares shall be entitled to have a certificate signed by,

or in the name of the corporation by, the
chairman of the board of directors or the chief executive officer, or the president or a vice president, and by the treasurer or an
assistant treasurer, or the secretary or an assistant secretary, representing the number of shares registered in certificate form.
Section 3
.

Where a certificate is countersigned (1) by a transfer agent other than the corporation or its
employee, or (2) by a registrar other than the corporation or its employee, any other signature on the certificate may be a
facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a
certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by
the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
LOST CERTIFICATES
Section 4
.

The board of directors may direct a new certificate or certificates or uncertificated shares to be
issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or
destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or

destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the board of directors may,
in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed
certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the
corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with
respect to the certificate alleged to have been lost, stolen or destroyed.
TRANSFERS OF STOCK
Section 5
.

Stock of the corporation shall be transferable in the manner prescribed by law and in the bylaws.
Transfers of stock shall be made on the books administered by or on behalf of the corporation. Upon surrender to the
corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence
of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate or
uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
FIXING RECORD DATE
Section 6
.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any
meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or
entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may
fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor
more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided,

however, that the board of directors may fix a
new record date for the adjourned meeting.
REGISTERED STOCKHOLDERS
Section 7
.

The corporation shall be entitled to recognize the exclusive right of a person registered on the books
as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person
registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in
such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as
otherwise provided by the laws of Delaware.
ARTICLE VII
INDEMNIFICATION OF OFFICERS, DIRECTORS,
EMPLOYEES AND AGENTS; INSURANCE
Section 1
.

To the fullest extent permitted under Section 145 of the General Corporation Law of the State of
Delaware, Cal-Maine Foods, Inc. (the “Corporation”) shall indemnify any person who was or is a party or is threatened to be
made a party to any threatened, pending or completed action, suit or proceeding,

whether civil, criminal, administrative or
investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer,
employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or
agent of another corporation, partnership, joint venture, trust or other enterprise,

against expenses (including attorneys' fees),
judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such actions suit or
proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the
Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was
unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction of upon a plea of

nolo
contendere

or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner
which he reasonably believed to be in or not opposed to the best interests of the Corporation,

and, with respect to any criminal
action or proceeding,

had reasonable cause to believe that his conduct was unlawful.
Section 2
.

To the fullest extent permitted by Section 145 of the General Corporation Law of the State of
Delaware, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any
threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation,

or is or was serving at the request of the
Corporation as a director, officer, employee or agent of another corporation,

partnership, joint venture, trust or other enterprise
against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or
settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the
best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to
which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of

Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of
liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such
expenses which the Court of Chancery or such court shall deem proper.
Section 3
.

To the extent that a director, officer, employee or agent of the Corporation has been successful on the
merits or otherwise in defense of any action, suit or proceeding referred to in Sections

(1) and (2) above or in defense of any
claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably
incurred by him in connection therewith.
Section 4
.

Any

indemnification

under

Sections

(1)

and

(2)

(unless

ordered

by

a

court)

shall

be

made

by

the
Corporation only

as authorized in

the specific case

upon a determination

that indemnification

of the director,

officer, employee
or agent

is proper

in the

circumstances because

he has

met the

applicable standard

of conduct

set forth

in Sections

(1) and

(2)
hereof.

Such

determination

shall

be

made

(1)

by

a

majority

vote

of

the

directors

who

are

not

parties

to

such

action,

suit

or
proceeding, even though less

than a quorum,

or (2) by

a committee of

such directors designated by

majority vote of

such directors,
even though less than

a quorum, or (3)

if there are no such directors,

or if such directors so

direct, by independent legal

counsel
in a written opinion, or (4) by the stockholders.
Section 5
.

Expenses (including attorneys’ fees) incurred by a current or former officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Corporation in advance of the
final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such current or former
director of officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the
Corporation as authorized herein. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.
Section 6
.

The indemnification and advancement of expenses provided by, or granted pursuant to, the other
sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or
otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.
Section 7
.

The Corporation shall have the power to purchase and maintain insurance on behalf of any person
who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as
a director, officer, employee or agent of another corporation, partnership,

joint venture, trust or other enterprise against any
liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the
Corporation would have the power to indemnify him against such liability under the provisions of this Article.
Section 8
.

For purposes of this Article, references to “the Corporation” shall include, in addition to the
Corporation, any constituent corporation (including any constituent of a constituent)

absorbed in a consolidation or merger
which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and
employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or
is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation,
partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with
respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate
existence had continued.
Section 9
.

For purposes of this Article, references to “other enterprises” shall include employee benefit plans;
references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and
references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the
Corporation which imposes duties on, or involves services by, such director,

officer, employee, or agent with respect to an
employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably
believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a
manner “not opposed to the best interest of the Corporation” as referred to in this Article.
Section 10
.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article
shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer,
employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VIII
FORUM FOR ADJUDICATION OF DISPUTES
Section 1
.

Unless the corporation consents in writing to the selection of an alternative forum,

the Court of
Chancery of the State of Delaware (or if such court does not have subject matter jurisdiction another state or federal court (as
appropriate) located within the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum
for (i) any derivative action or proceeding brought on behalf of the corporation;

(ii) any action asserting a claim of breach of a
fiduciary duty owed by any current or former director, officer or other employee,

or stockholder of the corporation to the
corporation or the corporation’s stockholders, creditors or other constituents;

(iii) any action asserting a claim against the
corporation or any current or former director, officer, employee, or stockholder of the corporation arising pursuant to any
provision of the DGCL or the certificate of incorporation or the bylaws (as they may be amended and/or restated from time to
time) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv)

any action
asserting a claim governed by the internal affairs doctrine. A stockholder bringing any such action will be deemed to have consented to the personal jurisdiction of the state and federal courts located within the State of Delaware and to service of
process on such stockholder’s counsel in such action as agent for such stockholder. To the fullest extent permitted by law, any
person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this paragraph
.

ARTICLE IX
GENERAL PROVISIONS
DIVIDENDS
Section 1
.

Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of
incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends
may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the certificate of incorporation.
Section 2
.

Before payment of any dividend, there may be set aside out of any funds of the corporation available
for dividends such sum or sums as the directors may from time to time, in their absolute discretion, think proper as a reserve or
reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation or
for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or
abolish the reserve in the manner in which it was created.
CHECKS
Section 3
.

All checks or demands for money and notes of the corporation shall be signed by manual or
facsimile signature by such officer or officers or such other person or persons as designated from time to time either by the
board of directors or by an officer or officers authorized by the board to make such designation.
FISCAL YEAR
Section 4
.

The fiscal year of the corporation shall be fixed by resolution of the board of directors.
SEAL
Section 5
.

The corporate seal shall have inscribed thereon the name of the corporation, the year of its
incorporation and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be
impressed or affixed or reproduced or otherwise shown thereon.
ARTICLE X
AMENDMENTS
Section 1
.

These bylaws may be altered, amended or repealed or new bylaws may be adopted by the
stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of
incorporation, at any regular meeting of the stockholders or of the board of directors or at any special meeting of the
stockholders or of the board of directors if notice of such alteration, amendment,

repeal or adoption of new bylaws be contained
in the notice of such special meeting.